CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : June 1999
Beginning of the Month Principal Receivables :                                                                 10,436,444,097.50
                                                                                                            --------------------
Beginning of the Month Finance Charge Receivables :                                                               340,709,901.86
                                                                                                            --------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                            --------------------
Beginning of the Month Total Receivables :                                                                     10,777,153,999.36
                                                                                                            --------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                            --------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                            --------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                            --------------------

Additional Principal Receivables :                                                                                297,025,494.62
                                                                                                            --------------------
Additional Finance Charge Receivables :                                                                             1,287,524.63
                                                                                                            --------------------
Additional Total Receivables :                                                                                    298,313,019.25
                                                                                                            --------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                            --------------------

End of the Month Principal Receivables :                                                                       10,346,561,085.63
                                                                                                            --------------------
End of the Month Finance Charge Receivables :                                                                     337,946,637.37
                                                                                                            --------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                            --------------------
End of the Month Total Receivables :                                                                           10,684,507,723.00
                                                                                                            --------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                            --------------------
Adjusted Invested Amount of all Master Trust Series                                                             9,480,230,969.40
                                                                                                            --------------------

End of the Month Seller Percentage                                                                                         8.37%
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : June 1999                                                                 ACCOUNTS              RECEIVABLES
                                                                                           --------              -----------

End of the Month Delinquencies :
     30 - 59 Days Delinquent                                                                    146,538.00        172,972,223.14
                                                                                      --------------------  --------------------
     60 - 89 Days Delinquent                                                                     82,956.00        109,454,635.48
                                                                                      --------------------  --------------------
     90 + Days Delinquent                                                                       139,404.00        209,246,910.15
                                                                                      --------------------  --------------------

     Total 30 + Days Delinquent                                                                 368,898.00        491,673,768.77
                                                                                      --------------------  --------------------

     Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            4.60%
                                                                                                            --------------------

Defaulted Accounts During the Month                                                              47,855.00         47,779,428.98
                                                                                      --------------------  --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       5.49%
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : June 1999                                                    COLLECTIONS                PERCENTAGES
                                                                              -----------                -----------
Total Collections and Gross Payment Rate                                      1,316,281,335.15                    12.21%
                                                                          --------------------        ------------------

Collections of Principal Receivables and Principal Payment Rate               1,110,268,513.22                    10.64%
                                                                          --------------------        ------------------

     Prior Month Billed Finance Charge and Fees                                 164,986,766.80
                                                                          --------------------
     Amortized AMF Income                                                        12,550,012.62
                                                                          --------------------
     Interchange Collected                                                       15,850,167.42
                                                                          --------------------
     Recoveries of Charged Off Accounts                                          15,003,638.75
                                                                          --------------------
     Collections of Discounted Receivables                                                0.00
                                                                          --------------------

Collections of Finance Charge Receivables and Annualized Yield                  208,390,585.59                    23.96%
                                                                          --------------------        ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : June 1999

Beginning Unamortized AMF Balance                                                                          66,611,850.79
                                                                                                      ------------------
+    AMF Slug for Added Accounts                                                      9,460.51
                                                                          --------------------
+    AMF Collections                                                             10,172,248.96
                                                                          --------------------
-    Amortized AMF Income                                                        12,550,012.62
                                                                          --------------------
Ending Unamortized AMF Balance                                                                             64,243,547.64
                                                                                                      ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : June 1999

Gross Principal Payment Rate                                                            10.64%
                                                                          --------------------

May 17, 1994   3% Discount of Addition                                                                     50,184,973.92
                                                                                                      ------------------
     Total Discounted Receivables Collections as of Beginning of Month           50,184,973.92
                                                                          --------------------
     Collections of Discounted Receivables Current Month                                  0.00
                                                                          --------------------
Discounted Receivables to be Collected                                                                              0.00
                                                                                                      ------------------



                                                /s/ Charles Kim
                                                --------------------------------
                                                Charles Kim
                                                Securitization Manager

                                                                   Page 8 of 42